SPECIAL (GAINS) AND CHARGES	12 Months Ended
Dec. 31, 2011
SPECIAL (GAINS) AND CHARGES
SPECIAL (GAINS) AND CHARGES

3. SPECIAL (GAINS) AND CHARGES

Special (gains) and charges reported on the Consolidated Statement of Income included the following:

MILLIONS	2011	2010	2009

Net sales
Customer agreement modification	$29.6	$—	$—
Cost of sales
Restructuring charges	5.3	—	12.6
Recognition of Nalco inventory fair value step-up	3.6	—	—
Subtotal	8.9	—	12.6
Special (gains) and charges
Restructuring charges	69.0	—	59.9
Business structure and optimization	0.9	10.9	2.8
Nalco merger and integration charges	57.7	—	—
Cleantec acquisition integration charges	3.4	—	—
Gain on sale of investment	—	(5.9)	—
Venezuela currency devaluation	—	4.2	—
Other items	—	(1.7)	4.4
Subtotal	131.0	7.5	67.1
Interest expense, net
Nalco merger credit facility fees	1.5	—	—
Total special (gains) and charges	$171.0	$7.5	$79.7

For segment reporting purposes, special (gains) and charges are included in the Corporate segment, which is consistent with the company’s internal management reporting.

Restructuring charges

Restructuring charges have been included as a component of both cost of sales and special (gains) and charges on the Consolidated Statement of Income. Amounts included as a component of cost of sales include supply chain related severance. Restructuring liabilities have been classified as a component of other current liabilities on the Consolidated Balance Sheet.

Employee termination costs are largely based on policies and severance plans and include personnel reductions and related costs for severance, benefits and outplacement services. Asset disposals include leasehold improvement write-downs. Other charges include lease terminations.

2011 Restructuring Plan

Following the implementation of new business systems in Europe, in February 2011, the company commenced a comprehensive plan to substantially improve the efficiency and effectiveness of its European business, sharpen its competitiveness and accelerate its growth and profitability. Additionally, restructuring has been and will continue to be undertaken outside of Europe, the costs of which have not been and are not expected to be significant (collectively the “2011 Restructuring Plan”). Through the 2011 Restructuring Plan, approximately 900 positions are expected to be eliminated.

The company anticipates that pretax restructuring charges of approximately $150 million ($125 million after tax) will be incurred through 2013, as the 2011 Restructuring Plan continues to roll out. The company anticipates that approximately $125 million of the pre-tax charges will represent cash expenditures. The remaining $25 million of the pre-tax charges represent estimated asset disposals. No decisions have been made for any remaining asset disposals and estimates could vary depending on the actual actions taken.

As a result of activities undertaken through the 2011 Restructuring Plan, the company recorded restructuring charges of $68.1 million ($54.2 million after tax).

Restructuring charges and subsequent activity during 2011 related to the 2011 Restructuring Plan include the following:

	2011 Restructuring Plan
	EMPLOYEE
	TERMINATION	ASSET
MILLIONS	COSTS	DISPOSALS	OTHER	TOTAL
Recorded expense and accrual	$60.5	$0.5	$7.1	$68.1
Cash payments	(22.2)	—	(2.6)	(24.8)
Non-cash charges	—	(0.5)	—	(0.5)
Currency translation	(2.2)	—	—	(2.2)
Restructuring liability, December 31, 2011	$36.1	$—	$4.5	$40.6

Merger Restructuring Plan

Following the completion of the Nalco merger, in January 2012, the company formally commenced plans to undertake restructuring actions related to the reduction of its global workforce and optimization of its supply chain and office facilities, including planned reduction of plant and distribution center locations (the “Merger Restructuring Plan”).

The company expects that restructuring activities under the Merger Restructuring Plan will be completed by the end of 2013, with total cost through the end of 2013 anticipated to be approximately $180 million ($120 million after tax). The company anticipates that approximately $150 million of the pre-tax restructuring charges will represent cash expenditures. The remaining $30 million of the pretax charges represent estimated asset disposals. No decisions have been made for any remaining asset disposals and estimates could vary depending on the actual actions taken.

In anticipation of this Plan, a limited number of actions were taken in 2011, and as a result, the company recorded restructuring charges of $6.6 million ($4.1 million after tax). The liability related to this Plan as of December 31, 2011 was $6.3 million.

Nalco Restructuring Plan

Prior to the Nalco merger, Nalco conducted various restructuring programs to redesign and optimize its business and work processes (the “Nalco Restructuring Plan”). As part of the Nalco merger, Ecolab assumed the Nalco Restructuring Plan liability balance of $10.6 million, which was primarily related to accrued severance and termination benefits. As of December 31, 2011, the remaining liability balance related to the Nalco Restructuring Plan remained $10.6 million. The company expects minimal charges related to the run-out of this Plan.

2009 Restructuring Plan

As previously disclosed, in 2009, the company completed restructuring and other cost-saving actions in order to streamline operations and improve efficiency and effectiveness (the “2009 Restructuring Plan”). As a result of these actions, the company recorded restructuring charges of $72.5 million ($52.0 million after tax) during 2009. The 2009 Restructuring Plan was finalized and all actions, except for certain cash payments, were completed as of December 31, 2009. As of December 31, 2010, the remaining liability related to the 2009 Restructuring Plan was $2.8 million. A minimal amount remains as a liability related to the 2009 Restructuring Plan as of December 31, 2011.

Non-restructuring special (gains) and charges

As a result of the Nalco merger, during 2011, the company incurred charges of $62.8 million ($45.6 million after tax). Nalco merger charges have been included as a component of cost of sales, special (gains) and charges and interest expense, net on the Consolidated Statement of Income. Amounts included in cost of sales included recognition of fair value step-up in Nalco inventory. Amounts included in special (gains) and charges include merger and integration charges, closing costs and advisory fees. Amounts included in interest expense, net include fees to secure short-term credit facilities to initially fund the Nalco merger. Further details related to the Nalco merger are included in Note 4.

In the fourth quarter of 2011, the company modified a long-term customer agreement that was assumed as part of a previous acquisition. The impact of the modification was included in net sales on the Consolidated Statement of Income, resulting in a sales reduction of $29.6 million ($18.4 million after tax).

In the first quarter of 2011, the company completed the purchase of the assets of the Cleantec business of Campbell Brothers Ltd., Brisbane, Queensland, Australia (“Cleantec”). Special gains and charges in 2011 included acquisition integration costs incurred to optimize the Cleantec business structure. Further details related to the Cleantec acquisition are included in Note 4.

Special (gains) and charges in 2010 include costs to optimize the company’s business structures. In the third quarter of 2010, the company sold an investment in a small U.S. business and recognized a gain on the sale. The investment was not material to the company’s consolidated results of operations or financial position.

Beginning in 2010, Venezuela was designated hyper-inflationary and as such all foreign currency fluctuations are recorded in income. On January 8, 2010 the Venezuelan government devalued its currency, the Bolivar Fuerte. As a result of the devaluation, the company recorded a charge in the first quarter of 2010 due to the remeasurement of the local balance sheet using the “official” rate of exchange for the Bolivar Fuerte.